                                 e-PROFILE, INC.
                          1999 EQUITY COMPENSATION PLAN


                    STOCK PURCHASE AND RESTRICTION AGREEMENT


                  This STOCK PURCHASE AND RESTRICTION AGREEMENT (the "AGREEMENT") is made this _____ day of ____________, ____, by and between e-PROFILE, INC. (the "COMPANY"), and ______________________ ("OPTIONEE"). For purposes of this Agreement, the Optionee includes the person to whom the option was originally granted, as well as any person or entity who acquired the right to exercise the Option pursuant to the terms of the e-PROFILE, INC. 1999 EQUITY COMPENSATION PLAN (the "PLAN").

                            BACKGROUND OF AGREEMENT:

                  1. Optionee was granted an Option (the "OPTION") on ________________, ____ pursuant to the Plan. The terms and conditions of the Plan are incorporated in this Agreement by reference. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Plan.

                  2. Pursuant to the Option, Optionee was granted the right to purchase _____________ shares of the Company's Stock, as adjusted in accordance with the Plan (the "OPTIONED SHARES"). The Option is evidenced by a Stock Option agreement (the "OPTION AGREEMENT").

                  3. Optionee has elected to exercise the Option to purchase ________ of such Optioned Shares (the "SHARES").

                  4. The Plan and the Option Agreement require that, as a condition to Optionee's exercise of the Option, Optionee must execute this Agreement.

                                   * * * * * *

                  1. EXERCISE OF OPTION. Optionee hereby exercises all or a portion of his or her Option to purchase _________ Shares at an exercise price of $______ per Share.

                  2.       TRANSFER RESTRICTIONS.

                           (a)      The Optionee shall not sell, assign,
transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his or her Shares except as otherwise expressly provided in this Agreement.

                           (b)      The Optionee may transfer all or any of his
or her Shares (i) by way of gift to his or her spouse, parents, siblings, or lineal descendants of the Optionee or to any trust for the exclusive benefit of any such family member or the Optionee, provided that any such transferee shall agree in writing with the Company, prior to, and as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if the transferee were the Optionee, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Optionee.

                           (c)      Any purported transfer in violation of the
provisions of this Agreement shall be void.

                  3.       TERMINATION OF SERVICE.

                           (a)      If the Optionee's service with the Employer
terminates for any reason, the Company (which term, for purposes of this Section 3, includes the designees of the Company) shall have the right to purchase all of the Shares owned by the Optionee. (As defined in more detail in the Plan, "Employer" includes the Company and any entity that controls, is controlled by, or is under common control with the Company. "Control" for purposes of the preceding sentence constitutes ten percent (10%) or greater ownership of voting securities of the Company.) If the Company exercises its purchase right pursuant to subparagraphs (c), (d) and (e) below, then, except as specified otherwise by
Section 13(h) of the Agreement, the Optionee shall sell all of the Shares owned by the Optionee to the Company at a purchase price per Share equal to the Fair Market Value per Share as at the date of termination.

                           (b)      If the Optionee does not exercise the Option
until after the Optionee's termination of service with the Employer (or if the Optionee is not the original grantee, then if the Option is exercised after the original grantee's termination of service with the Employer), the Company will have the right to purchase all of the Shares owned by the Optionee. If the Company exercises its repurchase right pursuant to subparagraphs (c), (d) and
(e) below, the Optionee shall sell all of the Shares owned by the Optionee to the Company at a purchase price per Share equal to the Fair Market Value per Share as at the date of exercise.

                           (c)      In order to exercise the option to purchase
Optionee's Shares under this Section 3, the Company must deliver a written notice to the Stockholder indicating its election to purchase the Shares and specifying the number of Shares which the Company elects to purchase and the purchase price for the Shares.

                           (d)      If the Company elects not to exercise its
rights pursuant to this Section 3 or if the Company is legally prohibited from or unable to repurchase the Shares during the period referred to below, then the Company shall notify the Optionee and each designee of the Company, if any, within the 60-day period following (i) with respect to a repurchase pursuant to
Section 3(a), the termination of service of the Optionee or (ii) with respect to a repurchase pursuant to Section 3(b), the date of exercise of the Option. The designees shall have the right, during the 30-day period following the Company's notice, to purchase the number of Shares as the Company designates, on the same terms and conditions as were applicable to the Company. The designee's right shall be exercised by giving written notice of acceptance to the Company specifying the number of Shares which such designee elects to purchase and the purchase price for such Shares.

                           (e)      The repurchase of Shares shall be made on a
date selected by the Company, within ninety (90) days after (i) with respect to a repurchase pursuant to Section 3(a), the termination of service or (ii) with respect to a repurchase pursuant to Section 3(b), the date of exercise of the Option. The repurchase will be effected by delivery of payment to the Optionee, by check or wire transfer, against receipt of one or more Certificates, properly endorsed, evidencing the Optionee's Shares to be so repurchased.

                           (f)      At the option of the Company, any purchaser
of Shares pursuant to Section 3 which is not the Company shall agree in writing, in advance, to be bound by and comply with all applicable provisions of this Agreement.

                  4.       RIGHT OF FIRST REFUSAL ON DISPOSITIONS.

                           (a)      If at any time the Optionee desires to sell
all or any part of his or her Shares pursuant to a bona fide offer from a third party (the "PROPOSED TRANSFEREE"), then the Optionee shall submit a written offer (the "OFFER") to sell such Shares (the "OFFERED SHARES") to the Company or any entity or person designated by the Company ("DESIGNEE"). The Offer shall be on terms and conditions, including price, not less favorable to the Company or its designee than those on which the Optionee proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Optionee, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall state that the Company or its designee may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions set forth therein.

                           (b)      If the Company (or its designee, if one
exists) desires to purchase all or any part of the Offered Shares, then the Company or its designee shall communicate in writing its election to purchase (an "ACCEPTANCE") to the Optionee. The Acceptance shall state the number of Offered Shares the Company or its designee desires to purchase and shall be given to the Optionee within thirty (30) days after the date the Offer was made to the Company. The

Acceptance shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Company or its designee pursuant to this Section 4 shall be made at the offices of the Company on the 45th day following the date the Offer was made (or if the 45th day is not a business day, then on the next succeeding business day). The sales shall be effected by the Optionee's delivery to the Company of a Certificate or Certificates evidencing the Offered Shares to be purchased by the Company or its designee, duly endorsed for transfer to the Company or its designee, as the case may be, which Shares shall be delivered free and clear of all liens, charges, claims, and encumbrances of any nature whatsoever, against payment to the Optionee of the purchase price therefor by the Company or its designee, as the case may be.

                           (c)      If the Company or its designee does not
purchase all of the Offered Shares, then the Offered Shares not purchased by the Company or its designee may be sold by the Optionee at any time within ninety
(90) days after the date the Offer was made to the Company. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 4.

                  5. FAILURE TO DELIVER SHARES. If the Optionee becomes obligated to sell any Shares to the Company or its designee under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, then the Company or its designee may, at its option, in addition to all other remedies it may have, send to the Optionee the purchase price for such Shares as is herein specified. The Company shall then, upon written notice to the Optionee, (a) cancel on its books the Certificate or Certificates representing the Shares to be sold and (b) in the case of a designee, issue, in lieu thereof, in the name of such designee, a new Certificate or Certificates representing such Shares. All of the Optionee's rights in and to such Shares shall terminate.

                  6. FURTHER LIMITATION AS TO TRANSFERS BY THE STOCKHOLDER. In addition to the other restrictions provided in this Agreement or otherwise, if requested by the Company or its underwriters for a public offering of securities of the Company, Optionee shall not sell or otherwise transfer or dispose of any Shares or other securities of the Company held by such Optionee during the period of fourteen (14) days before, and one hundred eighty (180) days following, the effective date of a registration statement filed by the Company with the Securities and Exchange Commission relating to such offering (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other comparable form for similarly limited purposes promulgated after the date hereof, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  7.       REMEDIES.

                           (a)      The Optionee expressly agrees that the
Company or its designee, as the case may be, will be irreparably damaged if this Agreement is not specifically enforced. In case any one or more of the agreements set forth in this Agreement shall have been breached by the Optionee, the Company or its designee, as the case may be, may proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach; and/or an action for specific performance of any such agreement contained in this Agreement and/or a temporary or permanent injunction, in any case without showing any actual damage. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

                           (b)      The Optionee agrees that, until a public
market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced. For the preceding reasons, among others, the Company shall be entitled to a decree of specific performance of the terms of this Agreement or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

                  8. ASSIGNMENT. The Company may assign its rights under this Agreement to one or more persons or entities, who shall have the right to exercise such rights in his, her or its own name and for his, her or its own account. If the exercise of any such right requires the consent of any state or other regulatory authority, the Optionee shall cooperate with the Company in requesting such consent.

                  9. ADJUSTMENT. The number of Shares subject to the terms and provisions of this Agreement during the term of this Agreement shall be adjusted to give effect to any stock dividend or liquidating dividend of cash and/or property, stock split, conversion or other change or reclassification of the outstanding securities of the Company. If any such adjustment is made, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the terms of this Agreement, and be included in the term "Shares" for all purposes with the same force and effect as the Shares presently subject to this Agreement.

                  10. LEGENDS. All Certificates representing any Shares of the Company subject to the provisions of this Agreement shall be endorsed with the following legend in substantially the following form unless in the opinion of counsel such legend is no longer necessary:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO e-PROFILE, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN e-PROFILE, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY e-PROFILE, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  11. INVESTMENT REPRESENTATIONS. Unless the Shares have been registered under the Securities Act of 1933, as amended (the "ACT"), in which event the Company will so advise Optionee in writing, Optionee acknowledges, agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

                           (a)      The Optionee is purchasing the Shares solely
for his or her own account for investment and not with a view to, or for resale in connection with, any distribution of such Shares within the meaning of the Act. The Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing any of the Shares; and that the entire legal and beneficial interest of the Shares he or she is purchasing is being purchased for, and will be held for the account of, the Optionee only and not in any respect for any other person.

                           (b)      The Optionee is aware of the Company's
business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee has a preexisting personal or business relationship with the Company or its officers or directors. The Optionee has such knowledge and experience in business and financial matters to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision. The Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                           (c)      The Optionee realizes that his or her
purchase of the Shares will be a speculative investment and that Optionee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

                           (d)      The Company has disclosed in writing that:
(i) the sale of the Shares has not been registered under the Act; (ii) the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;
(iii) the Company is under no obligation to register the Shares; and (iv) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

                           (e)      The Optionee is aware of the provisions of
Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things:

                                    (i)      the resale occurring not less than
one (1) year from the date Optionee has purchased and paid for the Shares;

                                    (ii)     the availability of certain public
information concerning the Company;

                                    (iii)    the sale being through a broker in
an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and

                                    (iv)     that any sale of the Shares may be
made by Optionee, if Optionee is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations.

         The Optionee understands that at the time Optionee wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such public market then exists, the Company may not be satisfying the current public information requirements of Rule

144, and that, in such event, Optionee would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied.

         The Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required, and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and such persons and their respective brokers who participate in such transactions do so at their own risk.

                           (f)      Without in any way limiting the Optionee's
representations and warranties set forth herein, the Optionee shall in no event make any disposition of all or any portion of the Shares that he or she is purchasing unless and until:

                                    (i)      there is then in effect a
Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                                    (ii)     the Optionee has (a) notified the
Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (b) furnished the Company with an opinion of Optionee's own counsel (satisfactory to the Company) to the effect that such disposition will not require registration of such Shares under the Act, and such opinion of the Optionee's counsel shall have been concurred in by counsel for the Company and the Company has advised the Optionee of such concurrence.

                  12. TERM. Except for Sections 2, 3, 4 and 5 hereof, which shall terminate upon the consummation of a firm commitment underwritten public offering of equity securities of the Company registered under the Act, this Agreement shall continue in full force and effect until such time as the Optionee has transferred all of the Shares (other than pursuant to Section 2(b)) in accordance with the terms of this Agreement.

                  13.      MISCELLANEOUS.

                           (a)      The Company shall not be required (i) to
transfer on its books any Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares have been so transferred.

                           (b)      The parties agree to execute such further
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                           (c)      Any notice, consent or other communication
required or permitted hereunder shall be given in writing and shall be deemed effectively given: (a) upon personal delivery; (b) two (2) business days after day of deposit if sent by regular mail; (c) one (1) business day after the business day of deposit with a carrier if sent by Federal Express, Express Mail or other express service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or at such other address or numbers as such party may designate by ten (10) days' advance written notice to the other party hereto):

                                    (i)     To the Optionee:

                                            -------------------
                                            -------------------
                                            -------------------

                                    (ii)     To the Company:

                                             e-PROFILE, Inc.
                                             200 Chester Field Parkway
                                             Suite 100
                                             Malvern, PA 19355
                                             Fax: (610) 651-2812
                                             Attn:  ________________

                           (d)      This Agreement shall inure to the benefit of
the successors and assigns of the Company. Subject to all compliance with the restrictions on transfer set forth in this Agreement, this Agreement shall be binding upon Optionee, his heirs, executors, administrators, and permitted successors and assigns.

                           (e)      This Agreement shall be construed under the
laws of the State of Delaware and constitutes the entire Agreement of the parties with respect to the subject matter hereof, superseding all prior written or oral agreements with respect thereto, and no amendment or addition to this Agreement shall be deemed effective unless agreed to in writing by the parties hereto.

                           (f)      If any provision of this Agreement is held
by a court of competent jurisdiction to be invalid, void or unenforceable, then the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

                           (g)      Nothing in this Agreement shall be deemed to
create any term of employment or engagement or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment or engagement.

                           (h)      Notwithstanding (i) the execution and
delivery of this Agreement by the parties hereto or (ii) anything to the contrary contained in this Agreement, (A) in the event of a Termination for Cause, the Optionee shall forfeit all Shares for which the Company has not yet delivered Share Certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to the Company upon exercise of the Option with respect to those Shares. In addition, the Company may withhold delivery of Share Certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture. Further, with respect to Shares for which the Company has delivered Share Certificates, the Company shall have the right to purchase all of the Shares owned by the Optionee and the Optionee shall sell such Shares to the Company at a purchase price per Share equal to the lesser of the Fair Market Value per Share as at the date of exercise or the Fair Market Value per Share as at the date of termination.

                  NOW, THEREFORE, for good and valuable consideration, which Optionee acknowledges having received and believes to be sufficient, and intending to be legally bound by the terms of this Agreement, the Optionee and the Company agree to the terms of this Agreement. In witness whereof, the parties hereto have executed this Agreement as of the day and year first above-written.


                                  e-PROFILE, INC.


                                  By:
                                      ------------------------------

                                  Title:
                                         ---------------------------




                                  OPTIONEE:

                                  ----------------------------------
                                  (Signature)

                                  ----------------------------------
                                  (Print Name)


                                  Address:

                                           --------------------------

                                           --------------------------

                                 SPOUSAL CONSENT



                  The undersigned spouse of the Optionee agrees that his or her interest, if any, in the Shares subject to the foregoing Stock Purchase and Restriction Agreement shall be irrevocably bound by the terms of the Stock Purchase and Restriction Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by the terms of the Stock Purchase and Restriction Agreement.




Date:
     --------------------              ------------------------------------
                                       Name of Spouse of Optionee

                                       ------------------------------------
                                       Signature of Spouse of Optionee

                                  ATTACHMENT A
                   TO STOCK PURCHASE AND RESTRICTION AGREEMENT

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto ___________________________, _____ shares of the Common Stock (the "SHARES") of e-PROFILE, INC. (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint
__________________ attorney to transfer the said Shares on the books of the Company with full power of substitution in the premises.


Dated:                                 Signature:
       ----------------                          ---------------------------